UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 18, 2017
 _________________________
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut 06702
(Address and zip code of principal executive offices)
Registrant’s telephone number, including area code: (203) 578-2202

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2017, Webster Financial Corporation (the “Company”), the holding company for Webster Bank, National Association (the “Bank”), announced the hiring of Albert J. Wang as the Chief Accounting Officer of the Company and the Bank, effective September 18, 2017. In connection with Mr. Wang’s appointment, Glenn I. MacInnes has relinquished the role of interim principal accounting officer for the Company and the Bank. Mr. MacInnes will remain Executive Vice President and Chief Financial Officer of the Company and the Bank.

Mr. Wang, age 42, has over 20 years of accounting, tax, and audit experience. He previously served as executive vice president and chief accounting officer of Banc of California. Prior to that, he held positions of increasing responsibility at Santander Bank, N.A., most recently as senior vice president and chief accounting officer, and at PricewaterhouseCoopers LLP. Mr. Wang received a Bachelor of Science degree in Accounting from the University of Scranton, and an MBA in Management Information Systems from Temple University, and is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Wang and any other person pursuant to which Mr. Wang was appointed to serve as Chief Accounting Officer of the Company and the Bank. There are no family relationships between Mr. Wang and any director or executive officer of the Company or the Bank. There has been no transaction nor are there any proposed transactions between the Company or the Bank and Mr. Wang that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release relating to the appointment of Mr. Wang is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated September 18, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Webster Financial Corporation

Date: September 20, 2017	By:	/s/ Glenn I. MacInnes
Glenn I. MacInnes
Executive Vice President and Chief Financial Officer